UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2013

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2013, Electromed, Inc. (the “Company”) entered into a new credit facility with Venture Bank, which replaces its existing facility with U.S. Bank. The new credit facility includes a Business Loan Agreement (Asset Based) (collectively with the Rider to Business Loan Agreement (Asset Based) of even date therewith, the “LOC Agreement”), which provides for a $2,500,000 revolving line of credit (the “Line of Credit”) and is evidenced by a promissory note (the “LOC Note”). The outstanding principal balance on the Line of Credit as of December 18, 2013, is approximately $85,000. Interest on the Line of Credit accrues at the prime rate of interest as published by the Wall Street Journal plus 1.50% (not to be lower than 4.50%) and is payable monthly. The interest rate applicable to the Line of Credit is currently 4.75%. The amount eligible for borrowing on the Line of Credit is limited to the lesser of $2,500,000 or 57.75% of eligible accounts receivable. The Line of Credit is scheduled to expire on December 18, 2014, if not renewed. The Line of Credit is secured by a security interest in substantially all of the tangible and intangible assets of the Company, pursuant to a Commercial Security Agreement entered into between the Company and Venture Bank.

As a part of the new credit facility, the Company also refinanced its outstanding U.S. Bank term loan with Venture Bank. The outstanding U.S. Bank term loan, which had an outstanding principal balance of approximately $1,341,000 and bore interest at 5.79%, was repaid in full and replaced by a $1,300,000 term loan from Venture Bank (the “Term Loan”), pursuant to a Business Loan Agreement (collectively, with the Rider to Business Loan Agreement of even date therewith, the “Loan Agreement”). The Term Loan is evidenced by a promissory note (the “Loan Note”) and bears interest at 5.00%, with monthly payments of principal and interest of approximately $8,632 and a final payment of principal and interest of approximately $1,094,914 due on the maturity date. The Term Loan has a maturity date of December 18, 2018. The Term Loan is secured by a mortgage on the Company’s real property and an assignment of rents related to such property, pursuant to a Mortgage and an Assignment of Rents, both entered into between the Company and Venture Bank.

As a result of paying off its outstanding U.S. Bank loan and terminating its credit facility with U.S. Bank effective December 18, 2013, the Company incurred $3,002 worth of prepayment penalties which were financed by the Venture Bank loans. The material terms of the credit facility with U.S. Bank were most recently disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, in Part I, Item 2, under the heading “Adequacy of Capital Resources” and such discussion is incorporated herein by reference.

The LOC Agreement and the Loan Agreement require the Company to provide monthly internally prepared financial reports, tax returns, and a monthly accounts receivable aging and collateral schedule. The Company must also maintain a minimum tangible net worth of not less than $12,000,000, which will be calculated quarterly. Additionally, each of the LOC Agreement and the Loan Agreement contain certain covenants that restricts the Company’s ability to, among other things, incur certain additional indebtedness or liens, pay cash dividends, make certain investments, cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, or sell, transfer, mortgage, lease or otherwise encumber any assets.

If the Company commits an event of default under the LOC Agreement, Loan Agreement or the related ancillary agreements, and fails or is unable to cure that default, the interest rate on the Term Loan and Line of Credit could increase by 6.00%. In addition, upon an event of default Venture Bank shall have no obligation to make any additional loan advances or disburse loan proceeds and Venture Bank may declare the entire unpaid principal balance under both the Term Loan and the Line of Credit and all accrued unpaid interest immediately due. Upon an event of default, Venture Bank shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and the various loan documents, including, without limitation, the right to repossess, render unusable and/or dispose of the collateral without judicial process. Events of default include, without limitation, nonpayment, nonperformance of covenants, misrepresentation, insolvency of the Company, or commencement of foreclosure or forfeiture proceedings.

The foregoing description of the material terms of the LOC Agreement, LOC Note, Commercial Security Agreement, Loan Agreement, Loan Note, Mortgage and Assignment of Rents does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 through 10.9 hereto and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01	Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

	10.1	Business Loan Agreement (Asset Based) between the Company and Venture Bank, dated December 18, 2013.
	10.2	Rider to Business Loan Agreement (Asset Based) and Related Documents between the Company and Venture Bank, dated December 18, 2013.
	10.3	Promissory Note from the Company to Venture Bank, dated December 18, 2013.
	10.4	Commercial Security Agreement between the Company and Venture Bank, dated December 18, 2013.
	10.5	Business Loan Agreement between the Company and Venture Bank, dated December 18, 2013.
	10.6	Rider to Business Loan Agreement and Related Documents between the Company and Venture Bank, dated December 18, 2013.
	10.7	Promissory Note from the Company to Venture Bank, dated December 18, 2013.
	10.8	Mortgage between the Company and Venture Bank, dated December 18, 2013.
	10.9	Assignment of Rents between the Company and Venture Bank, dated December 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: December 20, 2013	By	/s/ Jeremy Brock
	Name:	Jeremy Brock
	Title:	Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ELECTROMED, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 18, 2013	001-34839

Exhibit
Number	Description
10.1	Business Loan Agreement (Asset Based) between the Company and Venture Bank, dated December 18, 2013.
10.2	Rider to Business Loan Agreement (Asset Based) and Related Documents between the Company and Venture Bank, dated December 18, 2013.
10.3	Promissory Note from the Company to Venture Bank, dated December 18, 2013.
10.4	Commercial Security Agreement between the Company and Venture Bank, dated December 18, 2013.
10.5	Business Loan Agreement between the Company and Venture Bank, dated December 18, 2013.
10.6	Rider to Business Loan Agreement and Related Documents between the Company and Venture Bank, dated December 18, 2013.
10.7	Promissory Note from the Company to Venture Bank, dated December 18, 2013.
10.8	Mortgage between the Company and Venture Bank, dated December 18, 2013.
10.9	Assignment of Rents between the Company and Venture Bank, dated December 18, 2013.